INVESTOR PRESENTATION September 2023 Questions? Contact us at ir@electriqpower.com

DISCLAIMER This presentation (together with oral statements made in connection herewith, the "Presentation") is intended to provide summary information about the business of Electriq Power, Inc. (“we,” “us,” “our,” “Electriq” or the “Company”) for informational purposes only. The information in this Presentation is not complete, comprehensive, or exhaustive and remains subject to change. This Presentation is not an offer to sell securities, is not soliciting an offer to buy securities, or make an investment, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is given as to the accuracy or completeness of the information in this presentation. This information is not intended as the basis of any investment decision and may not contain all of the information that a recipient may desire, and each recipient should perform its own independent investigation and analysis with respect to any investment decision. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements This Presentation includes forward-looking statements based on the Company’s current expectations and projections about future events. All statements other than statements of historical fact contained in this Presentation are forward-looking statements. Forward-looking statements herein generally relate to future events or the future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “forecasted,” “expected,” “projects,” “projected,” “estimated,” “anticipated,” “potential,” “could” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements in this Presentation include statements regarding (1) growth of the residential solar install capacity and U.S. battery storage unit installs, (2) our expectations related to project financing, (3) our expectations for the sources of revenue and the timing of such revenue, (4) our beliefs regarding our addressable market including the size, scope and growth of such market, (4) our anticipated unit price and gross margins, (5) our expectations regarding our business model, (6) our position and ability to capitalize on market opportunities and the impacts to our results and (7) the impact and benefits of certain regulations. Such forward-looking statements are based on beliefs and assumptions and on information currently available to management of the Company and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For additional information regarding known material factors that could cause our actual results to differ from our projected result, please read (i) the section titled “Risk Factors” in the Appendix to this Presentation, (ii) the section titled “Risk Factors” in our registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2023, (iii) our reports filed from time to time with the SEC and (iv) other public announcements we make from time to time. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. Use of Projections This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information. These assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled "Forward- Looking Statements". While all financial projections, estimates and targets are necessarily speculative, the Company believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of financial forecast information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither the Company’s independent auditors registered public accounting firms have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors registered public accounting firms has expressed any opinion or provided any other form of assurance with respect to such projections. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the reasonableness, accuracy or reliability of such assumptions or the accuracy or completeness of any projections or modeling or any other information contained herein. Any comparison of the Company to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to the Company. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Finally, while the Company believes its research is reliable, such research has not been verified by any independent source and none of the Company, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2Strictly Confidential / Not for Redistribution

Founded in 2014 in a garage in Silicon Valley, now with deployments in the U.S., Canada and Puerto Rico Electriq’s solutions: ► Help to satisfy society’s energy requirement into the future ► Integrate energy storage solutions across geographies ► Enable access to clean energy storage for all We passionately believe in distributed energy storage solutions to shape our world’s environmental and economic future. Electriq Power began as an energy storage startup and grew into an energy solutions company with a focus on the residential market. The Company combines hardware and software integrated energy storage into offerings that provide reliability and ease-of-use at an accessible price point for all. ELECTRIQ POWER COMPANY OVERVIEW Strictly Confidential / Not for Redistribution 3 Publicly-listed August 1, 2023 on the NYSE under ticker “ELIQ” Capital-light strategy with corporate headquarters in West Palm Beach, FL and R&D in the San Francisco Bay Area

ELECTRIQ'S LEADING MANAGEMENT TEAM

Supported by a Board of Directors with deep industry and leadership experience



Frank Magnotti
CEO
Years of Experience: 38 years

- Founded Comverge, a pioneer of virtual power plant and virtual peaking capacity contracts with utilities and ISO's 6 GW of demand response to ~5MM homes; Believed to be the first pure play smart grid company to go public
- General manager of utility solutions at AT&T and program manager at Bell Labs comverge · AT&T · fluitec · Lucent Technologies



Petrina Thomson
CFO
Years of Experience: 32 years

- Joined Electriq after successfully completing an exit transaction at Curvature working as VP & Chief Accounting Officer
- Formerly North American Controller at Tyco (now Johnson Controls International plc) and Senior Director, Finance at Sun Microsystems, Inc. (now Oracle Corp.)

curvature · tyco · Sun microsystems



Jim Van Hoof
Chief Operating Officer



Jan Klube
Chief Technology Officer



Ozlem Fonda
Chief Human Resources Officer



Troy Anatra
Chief Commercial Officer



Frank Evans
Chief Services Officer



Pravin Bhagat
Chief Marketing Officer

Representative Prior Experience

ENPHASE · GENERAC · Itron · Raytheon Technologies · HUBBELL · comverge · Sun microsystems · WILLDAN

Strictly Confidential / Not for Redistribution 4

SUMMARY HIGHLIGHTS



Giant Addressable Market

- Residential solar install annual capacity forecasted to grow at ~15% in the U.S. from 2020 – 2030[1]
- New battery attachment rate of 20%[2], increasing 2% - 4% each year

Integrated Solution and Differentiated Go to Market Strategy

- Integrated solution seamlessly combines hardware, installation and software platform
- Electriq partners closely with local Municipalities ("Sustainable Community Networks") and Microgrids ("Sustainable Solutions") for a differentiated Go to Market strategy

Strong Customer and Partner Momentum

- Secured agreement with Santa Barbara County in 2022
- Agreements with SEDC Solar, Barrio Electrico and New Channel Partner signed in 2022
- Expanded engagements with SEDC Solar and Barrio Electrico in 2023
- Agreements with SLO Climate Coalition and City of Goleta in 2023
- In discussions with additional Municipalities and Microgrid partners

Key Project Financing Secured

- $300MM+ in expected project financing over a 30-month period secured from a major U.S. clean-energy company in March 2023

Public Listing

- Announced completion of merger and listed on NYSE August 1, 2023
- Generated over $45 million in equity through private placements, PIPEs, loan conversions and non-redemptions
- Trading on NYSE under ticker "ELIQ"

Leading Management Team

- ELIQ's CEO led first smart grid company to go public (2007) with 6 gigawatts of demand response
- Pioneers in the Virtual Power Plant space with a diverse senior mgmt. team

1. Per BNEF.
2. Based on average attachment rates for 2022 per Sunrun, SunPower and Sunnova investor presentations and earnings calls.

Strictly Confidential / Not for Redistribution 5

WHERE ELECTRIQ FITS IN THE ENERGY ECOSYSTEM Strictly Confidential / Not for Redistribution 6 Network Operating Center (NOC) Cloud technology transmits data between the end user and NOC for data monitoring and user management ► Designed to enable optimized fleet management and remove strain on the grid End User End-users with and without installed solar PV can benefit from Electriq battery storage for power resiliency and cost savings ► System designed to deliver backup, self-supply and time-of-use options allows end users to reduce energy costs through efficient use of storage Power Generating Assets / Grid Data is shared with utilities to offload power and remove stress from the grid ► Utilizes OpenADR solutions to communicate with installed products cloud cloud cloud cloud cloud Electriq Fleet Management Software Electriq Grid Services (Virtual Power Plant) Electriq PowerPod 2 (including consumer and installation software)

electriq power

SIGNIFICANT MOMENTUM BUILDING IN THE BUSINESS

Differentiated Go-to-Market Strategy

Sustainable Community | **Sustainable Solutions**

2015-2019

- Beta EP system is deployed
- IQ ESS launches
- Accepted into Powerhouse Accelerator
- Frank Magnotti joins as CEO
- PowerPod 1 launches
- Greensoil Investment infuses series seed capital

2020

- Electriq announces additional equity raise
- Announces LFP ESS (PowerPod 2)
- Adds to SunGage and Sunlight Financial
- Electriq becomes Open ADR 2.0 certified
- Electriq acquires LillyPad & Emergent Microgrid
- Electriq chosen for Marin Clean Energy ESS program

2021

- PowerPod 2 launches with UL9540
- Secures Sustainable Community Networks deal in Parlier, CA
- Secures ~160 MWh of full battery system supply and ~140 MWh of battery cells
- Opens Florida headquarters and moves to larger facility in San Leandro, CA

2022

- Signs **SEDC Solar** partnership for solar and battery installations in the Washington DC area
- Signs **Barrio Electrico** partnership for residential solar and battery systems in Puerto Rico
- Signs agreement with **New Channel Partner** in September, a leading owner and operator of distributed solar energy assets across the United States
- Secures Sustainable Community Networks agreement in October with **Santa Barbara County** to deliver affordable, sustainable and resilient energy to residents
- Welcomes **Troy Anatra, Frank Evans and Pravin Bhagat** to the executive team in November, bringing additional clean energy expertise
- **Announces merger with TLG Acquisition One Corp.** in November which would result in being listed on the NYSE under ticker "ELIQ"

2023

- **Signs agreement in March with a third-party project finance partner for Sustainable Community Networks projects for >$300MM of potential revenue expected to be earned over a 30-month period**
- Announces Nominees in March for the pending new **public company Board of Directors,** bringing extensive experience and diverse backgrounds to the organization
- Signs Sustainable Community Networks agreement with the **San Luis Obispo Climate Coalition** to help the community hit its carbon-neutral goal by 2035
- Signs Sustainable Community Networks agreement with the **City of Goleta** to help drive toward its 100% renewable power goal
- **Completes merger with TLG Acquisition Corp. and began trading on the NYSE on August 1 under ticker "ELIQ"**
- Announces in August the **addition of Jennifer Lowry to the Board of Directors,** bringing significant energy industry and project finance expertise to the Board
- **Expands** engagements with **Barrio Electrico** and **SEDC Solar** in September
- Negotiating Sustainable Community Networks partnerships with additional municipalities

Strictly Confidential / Not for Redistribution 7

Source: Bloomberg New Energy Finance (“BNEF”), Sunrun, SunPower and Sunnova company presentations and filings, Lawrence Berkeley National Laboratory. 1. Based on average attachment rates for 2022 per Sunrun, SunPower and Sunnova investor presentations and earnings calls. 2. Figures in chart represent midpoint of estimated range. 3. Based on Electriq management estimate. 4.Senate Democrat’s Summary: The Inflation Reduction Act of 2022, SEIA Inflation Reduction Act Summary Report. GIANT ADDRESSABLE MARKET BUOYED BY REGULATORY SUPPORT The Inflation Reduction Act has bolstered the rapid expansion of residential solar installations and attachment rates Strictly Confidential / Not for Redistribution U.S. Residential Solar Installed Capacity (GW) 139 166 177 26154 60 64 71193 225 241 332 2022E 2023E 2024E 2025E Total U.S. Battery Storage Unit Installs (000s) ► 2022 new battery attachment rate of 20%(1), with an estimated 2%-4% annual increase thereafter(2) ► Retrofit annual attachment rate of 1%(3) New Install Attach Rate 20% 30%24% 27% 155 191 231 277 55 61 67 74210 252 299 351 2022E 2023E 2024E 2025E New Battery Storage Unit Installs Retrofit Battery Storage Unit Installs 20.0 24.5 28.9 33.4 37.7 43.3 49.7 56.4 63.2 70.7 78.7 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 155 191 231 277 55 61 67 74210 252 299 351 2022E 2023E 2024E 2025E New Battery Storage Unit Installs Retrofit Battery Storage Unit Installs At the federal level, President Biden signed into law the Inflation Reduction Act on August 16, 2022, which includes $369 billion for Climate Change and Energy Security, including tax credits and grants to make homes energy efficient: 10 years Extension of full PTC / ITC (or the equivalent) values to at least 2032 30% ITC restored for solar and storage projects Up to 20% Bonus ITC for development in certain low-income communities Federal Support(4) Stand Alone Storage Introduction of ITC for stand-alone storage installs for first time, a jolt to the retrofit market 8

GO-TO-MARKET STRATEGY

Electriq is focused on three primary go-to-market strategies to capture its large addressable market

	Sustainable Community Networks ("SCN")	Sustainable Solutions[1]	Energy Storage Partners[2]
Customer Overview	▸ Residential customers in municipalities and townships ▸ Drives immediate savings for consumers and acceleration of renewable target goals for municipalities ▸ Focus on under-resourced communities SLO Climate Coalition; City of Goleta	▸ Microgrid providers and homebuilders ▸ Focusing on clean installation and affordable price point ▸ Modular design intended to fit a wide range of homes SEDC Solar; Barrio Electrico; **New Channel Partner**	▸ Strategic partners with established B2C distribution channels for residential energy solutions ▸ Energy storage complementary to Strategic partner's existing offerings (e.g. generators/backup) ▸ Potential use cases include residential electric vehicle charging
Anticipated Unit Economics[3]	~$28,000 Unit Price; ~22% Gross Margin	~$15,000 Unit Price; ~27% Gross Margin	
Projected 2024 Revenue / Gross Profit Mix	FY24 Revenue; FY24 Gross Profit	FY24 Revenue; FY24 Gross Profit	

FY24 Revenue


69%

FY24 Gross Profit


64%

FY24 Revenue


31%

FY24 Gross Profit


36%

1. Formerly known as Microgrid go-to-market strategy.
2. Formerly known as White-Label / Distributor go-to-market strategy.
3. Sustainable Community Networks reflects expected average system size in FY2024.

Strictly Confidential / Not for Redistribution 9

DIFFERENTIATED AND INTEGRATED SOLUTION Strictly Confidential / Not for Redistribution 10 Rechargeable home battery and home energy management solution PowerPod 2 Analytics and insights on energy production, consumption and storage data Fleet Management Software Automated demand response solutions to reduce implementation costs and improve interoperability Grid Services (Virtual Power Plant) ► Stores energy from solar or the grid ► Uses stored energy to lower energy costs and provide backup power ► Modular design to fit any size home ► Smart home energy monitoring tools for homeowners ► Simplified installation and system verification ► Proprietary algorithms use factors such as historic usage patterns, solar production and utility rates to optimize forecasting ► OpenADR for access to any Automated Demand Response program ► PowerADR for aggregation of fleet storage systems ► Dense geographic deployments boost the transmission & distribution benefits for Virtual Power Plants

SUPPLY CHAIN RESILIENCE Strictly Confidential / Not for Redistribution 11 Ample inventory levels with diverse component suppliers minimizes supply chain risk Supply Chain Resilience Over 12 months of battery supply on- hand Effective Demand Planning Stabilized Shipping Costs with Reduced Delays Second Sourcing Fixed Price Contracts

STRATEGIC BUSINESS EVOLUTION

Electriq has made a deliberate effort to move toward a solutions-based, higher-margin business model, supported by our Sustainable Community Networks

Projected Shift in Revenue Mix



Sustainable Solutions 11%
2022
Energy Storage Partners 89%

2022 – 2024
Higher Margin Sustainable Community Networks begin to scale



Sustainable Solutions 31%
2024E
Sustainable Community Networks 69%

Expected Revenue Mix from Sustainable Community Networks Sales



Upfront Solar, Installation, and Development 31%
Upfront Battery Revenue 25%
Recurring Software & Services Revenue 44%

Recurring Revenue
Software and Services revenue in Sustainable Community Networks term sheet creates a potential ~$100MM stream of high margin revenue over time[1]

Approximate Revenue Per Unit Sold

Revenue Per Unit expected to increase as Sustainable Community Networks becomes a larger share



$10,000
$20,000
2022
2024E

Note: Annual actuals are audited through FY 2022. All other periods are estimates.
1. Illustrative revenue for ~8,000 units deployed under 25-year power purchase agreements.

Strictly Confidential / Not for Redistribution 12

CAPITALIZATION & OWNERSHIP OVERVIEW Strictly Confidential / Not for Redistribution 13 Capitalization Overview (in millions, except per share) Ownership Overview ~39.1mm Shares(1) Note: For more information, please visit the Company’s 8-K filed with the SEC on August 4, 2023. Cash, Debt and Preferred Stock based upon estimated values at Close. (1) Includes shares of Class A common stock underlying Electriq stock options assumed at Closing.

APPENDIX Strictly Confidential / Not for Redistribution 14

NET ENERGY METERING REGULATIONS REPRESENT A NET POSITIVE FOR ELECTRIQ Residential Solar Installations ► Could have a marginal impact on size of residential solar installations due to lower compensation for excess solar production ► However, this will be offset by requirements for greater electrification Residential Battery Storage ► Strong positive for residential battery storage, so they can take advantage of Time of Use billing ► Expected to drive higher battery attach rates on both existing and new solar installations Low- and Middle- Income Consumers ► 70% of the $900M of state funding available in incentives for homeowners who adopt a solar plus storage system is targeted for low-income customers Benefits to Electriq ► Strong tailwind for Electriq’s battery storage solution for new and existing solar installs ► Electriq’s software platform is uniquely positioned to enable Time of Use billing ► Low-income incentives will drive adoption across income brackets in partnership with Sustainable Community Networks and Sustainable Solutions channels Strictly Confidential / Not for Redistribution 15 How Net Metering Works Solar panels generate electricity Home uses electricity from solar panels and from the grid Excess energy from solar panels sent back to grid Utility credits electricity bill for value of energy sent to grid 1. 2. 3. 4.

Designed for Success Across the Program Municipality Wins ► Offers their constituents discount to current utility rates ► Gains revenue stream without any out-of-pocket expense ► Promotes renewable energy, contributing to California’s goals Homeowner Wins ► Solar and battery storage at no upfront costs ► Customer savings of 10%+ from comparable utility rates(1) ► Gains backup system in the event of a grid outage ► 20-year+ PPA helps to establish a predictable energy price Project Finance Partner Wins ► Designed to provide recurring, stable cashflows over 20+ years ► Tax credit advantages: Federal ITC, accelerated depreciation ► Desirable risk-adjusted returns Electriq Wins ► Acts as developer for municipal projects ► Deploys energy storage systems in geographic concentrations ► Retains rights to use batteries for demand response (VPP) ► Recurring revenue for fleet management services and software Source: Company materials. 1. Compared to Southern California Edison time-of-use residential rate plans. SUSTAINABLE COMMUNITY NETWORKS CASE STUDY: SANTA BARBARA COUNTY Strictly Confidential / Not for Redistribution 16 For every $1 of battery revenue Electriq receives in Sustainable Community Networks (SCNs), it receives another ~$2 of other upfront revenue (solar, installation & development fees) and an additional ~$1 of high margin software, services and Virtual Power Plant (VPP) revenue over time Solution Gross Margin Upfront PowerPod 2, Solar, Installation & Development ~22% Longer Term Target Fleet Management Software and Virtual Power Plant ~ 50% - 90% Electriq signed an agreement with Santa Barbara County in Fall 2022 to partner with the municipality to provide sustainable and resilient solar microgrids to the historically underserved community

3,036k 5.0% 151,800 $4,250MM Totals Addressable Market: Anticipated Home Signup: Anticipated Home Signup #: Potential Revenue: SUSTAINABLE COMMUNITY NETWORKS: MAJOR OPPORTUNITY IN CALIFORNIA Addressable Market of over $4.2 billion(1) Strictly Confidential / Not for Redistribution 17 San Diego County (SDGE) Addressable Market: Anticipated Home Signup: Anticipated Home Signup #: Potential Revenue: Central CA Counties (SCE) Addressable Market: Anticipated Home Signup: Anticipated Home Signup #: Potential Revenue: 1. Addressable Market represents number of households (per Census.gov) x 50% owner-occupied rate; Revenue assumes $28,000 per home based on a 5,500-Watt solar / 10kWh battery system size. Santa Barbara San Luis Obispo Parlier 565k 5.0% 28,250 $791MM Greater San Joaquin (PGE) Addressable Market: Anticipated Home Signup: Anticipated Home Signup #: Potential Revenue: 695k 5.0% 34,750 $973MM Sierra Foothills (PGE) Addressable Market: Anticipated Home Signup: Anticipated Home Signup #: Potential Revenue: 142k 5.0% 7,100 $199MM Imperial Irrigation District Addressable Market: Anticipated Home Signup: Anticipated Home Signup #: Potential Revenue: 75k 5.0% 3,750 $105MM 1,559k 5.0% 77,950 $2,183MM Goleta

Customer Overview Agreement Engagement Model and Volumes Minority-owned business developing real estate and solar projects across the Washington, DC area Partnership signed in Apr. 2022 and expanded in Sept. 2023 for solar and battery storage installations in the Washington, D.C. area ► Electriq and SEDC Solar will collaborate to establish the ecosystem that will own, market, sell, install, operate and maintain rooftop solar panels on commercial and residential buildings along with home battery systems ► Projects initially targeting home battery and rooftop solar installations ► Customer orders began shipping in the second half of 2022 ► Expanded engagement in September 2023 New Channel Partner A leading owner and operator of distributed solar energy assets across the United States Master Installation Agreement signed in September 2022 ► New Channel Partner has launched an energy storage program to offer residential energy storage systems to its portfolio of over 50,000 owned and 80,000 managed and maintained solar systems Nonprofit that develops and operates residential solar systems in Puerto Rico Partnership signed in Mar. 2022 and expanded in Sept. 2023 ► Electriq to provide PowerPod 2 energy storage systems to support the distribution of reliable, affordable electricity to Puerto Rico households ► Customer orders began shipping in the second half of 2022 ► Expanded engagement in September 2023 SUSTAINABLE SOLUTIONS: CASE STUDIES Strictly Confidential / Not for Redistribution 18 For every $1 of battery revenue Electriq receives in Sustainable Solutions, it receives another ~$0.15 of other upfront revenue (installation & development fees) and an additional ~$0.35 of high margin software, services and Virtual Power Plant revenue over time Solution Gross Margin Upfront PowerPod 2, Installation & Development ~27% Longer Term Target Fleet Management Software and Virtual Power Plant ~ 50% - 90%

RISK FACTORS Any investment in our securities involves a high degree of risk. In connection with any actual or proposed investment in our securities, you should consider carefully all of the risks described below, together with the risks described under the section titled “Risk Factors” in our registration statement on Form S-4 filed with the SEC on July 10, 2023, our reports filed from time to time with the SEC and other public announcements we make from time to time. If any of the following risks occur, our business, financial condition or results may be materially and adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risk factors described below are not necessarily exhaustive and you are encouraged to perform your own investigation with respect to us and our business. ► Electriq is a relatively new company with a history of losses, and we expect to incur significant expenses for the foreseeable future. We cannot be certain that we will achieve or sustain profitability. ► Electriq’s limited operating history and its rapidly evolving industry make it difficult to evaluate Electriq’s business, the risks and challenges it may face and future prospects. ► Electriq’s operating and financial results and growth forecast rely in large part upon assumptions and analyses developed by Electriq. If these assumptions or analyses prove to be incorrect, Electriq’s actual operating results may be materially different from Electriq’s forecasted results. ► Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.” ► The energy storage industry is highly competitive and rapidly changing. Our business may be adversely affected if we cannot adapt quickly and effectively. ► If we are unable to recruit and retain key management, technical and sales personnel, our business would be negatively affected. ► Potential tariffs or a global trade war have increased our costs and could further increase the cost of our products. ► Our objective is to develop partnerships with municipalities, community choice aggregators and sustainable solutions developers. If we fail to develop those partnerships, our business and financial results would suffer. ► Our revenue depends on gaining new customers and purchase commitments from customers. Almost all of our revenues in 2020, 2021, and 2022 were derived from two customers, and one of our customers accounted for greater than 85% of our revenue in 2022. This customer has notified a supplier of ours that it is exiting the residential battery storage business and thus was ending their customer relationship with us. Accordingly, we do not expect to generate any revenues in 2023 and 2024 from that customer relationship. ► Electriq may not realize the full amount of revenue estimated to be potentially generated over a 30-month period under a project financing agreement entered into with a major ► U.S. clean-energy company. This revenue will be realized only after the clean-energy company approves particular project proposals; the clean-energy company may decline to approve projects in its sole discretion. If we do not propose projects with a sufficient value, or if the clean-energy company declines to approve projects we propose, there is a risk that we will not generate the revenue that we expect to generate from that financing agreement and that we will fail to meet our revenue and other projections. ► We rely on a small number of third party suppliers. This reliance on third parties increases the risk that necessary components of our products may not be delivered according to our schedule and at prices, quality levels and volumes acceptable to us. ► We have projected that the majority of our revenue in 2023 and 2024 will be derived from Sustainable Community Networks. We have not generated any revenue from Sustainable Community Networks in the past. There can be no assurances that we will meet our projections for Sustainable Community Networks in 2023 and 2024, or that we will be able to generate revenue from Sustainable Community Networks in the future. ► We expect to rely on project finance capital to fund installation of our products in the Sustainable Community Networks market, and that funding may be unavailable or expensive.

RISK FACTORS (Cont’d) ► We expect to have one main source of financing for the Sustainable Community Networks in 2023 and 2024. If there is a breach of that financing arrangement, it could have an adverse effect on our liquidity and our revenue and results of operations may not meet our projections. ► A significant portion of our purchased components are sourced in a small number of foreign countries, exposing us to additional risks that might not exist if our suppliers were more geographically diversified or were located in the United States. ► Our business is concentrated in certain markets, putting us at risk of region-specific disruptions. ► Increases in costs, disruption of supply or shortage of materials, in particular for inverters and lithium iron phosphate cells, could harm our business. ► Our hardware and software integrated energy storage solution may not achieve broad market acceptance, which would prevent us from increasing our revenue and market share. ► If demand for energy storage solutions does not grow or grows at a slower rate than we anticipate, including as a result of the ongoing COVID-19 pandemic, our business will suffer. ► We depend on a small number of wholesale dealers and installers to assist in selling our products to customers. As our business grows, we will be required to find a significant number of additional dealers and installers. Loss of dealers or installers, the failure of dealers or installers to perform as expected or the inability to find additional dealers and installers could harm our business and impair our ability to meet our projections. ► The success of our energy storage system may depend in part upon our ability to continue to work closely with leading solar module manufacturers. ► Our success and future growth is dependent upon the market’s willingness to adopt energy storage systems in general, and our energy storage system in particular. ► If we fail to scale our business operations and otherwise manage future growth and adapt to new conditions effectively as we grow our company, we may not be able to produce, market, sell and service our systems successfully. ► A drop in the retail price of electricity derived from the utility grid or from alternative energy sources may reduce demand for our products and impact our ability to meet our projections for growth, revenue and results of operations. ► The failure of energy storage costs to continue to decline would have a negative impact on our business and financial condition. ► The reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar electricity applications and/or energy storage systems could reduce demand for solar photovoltaic systems and/or energy storage systems and harm our business. ► Market conditions, economic uncertainty, an economic downturn or a recession could reduce demand for our products and materially harm our business. ► We may, in the future, experience delays or other complications in the design, manufacture, launch and production ramp of our energy storage products which could harm our business, prospects, reputation, financial condition and operating results. Our planned expansion of our business could also subject us to additional business, financial and competitive risks. ► We may experience material disruptions to our operations, including, but not limited to, natural disasters, terrorist attacks or other catastrophic events. ► There can be no assurance that Electriq will continue to comply with the continued listing standards of the NYSE.